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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: February 19, 1998


                              GB FOODS CORPORATION
                              --------------------
             (Exact name of Registrant as specified in its charter)


         Delaware                      1-10576                  33-0403086
----------------------------   -----------------------    ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)


               1200 North Harbor Blvd., Anaheim, California 92803
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (714) 491-6400
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5.  Other Events

         On February 19, 1998, GB Foods Corporation ("GBFC", Nasdaq:GBFC), operator of the Green Burrito Mexican quick service restaurants executed an agreement and Plan of Reorganization with JB's Restaurants, Inc. and CKE Restaurants, Inc. as sole stockholder of JB's Restaurants, Inc. On the Closing Date, to be established by the Parties, CKE will transfer all of the issued and outstanding stock of JB's Restaurants, Inc. in exchange for 1,000,000 shares of GB Foods, Inc. common stock, subject to adjustment as further described in the agreement attached hereto as an exhibit.

Item 7.  Financial Statements and Exhibits

         (c)   Exhibits

         99.1 Press Release February 20, 1998 - GB Foods Corporation Announces Year End Financial Results and Agreement to Purchase JB's Restaurants from CKE Restaurants, Inc.

         99.2 Agreement and Plan of Reorganization dated February 19, 1998 among GB Foods Corporation and CKE Restaurants, Inc. and JB's Restaurants, Inc.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             GB FOODS CORPORATION


                                             /s/ M'LISS JONES KANE
Dated: March 4, 1998                         --------------------------------
                                                 M'Liss Jones Kane
                                                 Vice President and Secretary
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION
-------       -----------
 99.1         Press Release February 20, 1998 - GB Foods Corporation Announces
              Year End Financial Results and Agreement to Purchase JB's
              Restaurants from CKE Restaurants, Inc.

 99.2 Agreement and Plan of Reorganization dated February 19, 1998 among GB Foods Corporation and CKE Restaurants, Inc. and JB's Restaurants, Inc.